Goodwill and Intangible Assets, Net - Summary Estimated Future Amortization Expense (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Goodwill And Intangible Assets Disclosure [Abstract]
2013	$ 6.0
2014	5.8
2015	5.7
2016	5.5
2017	5.4
Thereafter	40.4
Total estimated amortization expense	$ 68.8	$ 29.2